UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
Washington, D.C. 20549	Expires: January 31, 2008
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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SBL FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 24, 2006

Dear Shareholder:

We are writing to inform you of the upcoming special meeting of shareholders of SBL Fund, Series W (Main Street Growth & Income Series) to be held Thursday, June 1, 2006. You are being asked to vote on a plan that merges this fund into SBL Fund, Series H (Enhanced Index Series). Main Street Growth & Income Series has investment objectives and policies comparable to Enhanced Index Series.

Your proxy statement is enclosed. You can vote in one of four ways:

•	By mail with the enclosed proxy card — be sure to sign, date and return it in the enclosed postage-paid envelope,

•	Through the Web site listed in the proxy voting instructions,

•	By telephone using the toll-free number listed in the proxy voting instructions, or

•	In person at the shareholder meeting on June 1, 2006.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Please read the enclosed information carefully before voting. Your vote is extremely important. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to SBL Fund, or by voting in person at the Special Meeting. If you have questions, please call InvestorConnectTM at 1-800-361-2782.

We appreciate your consideration of this important proposal. Thank you for investing in Security Funds.

Sincerely,

Michael G. Odlum, President
Security Management Company, LLC

SBL Fund
One Security Benefit Place
Topeka, KS 66636-0001
(Toll Free) (800) 888-2461

April 24, 2006

Dear Shareholder:

Your Board of Directors (“Board”) has called a special meeting of shareholders of Series W (Main Street Growth and Income Series) (the “Acquired Series”), which is a series of SBL Fund, to be held June 1, 2006 at 1:00 p.m. (Central time), or any adjournment(s) or postponement(s) thereof (the “Special Meeting”), at the executive offices of SBL Fund, One Security Benefit Place, Topeka, Kansas 66636-0001. The Board has called the Special Meeting so that shareholders can vote on a proposed Plan of Reorganization (“Reorganization Plan”) regarding the Acquired Series, as discussed below.

The Board has approved the reorganization of the Main Street Growth and Income Series into Series H (Enhanced Index Series) (the “Acquiring Series”), another series of SBL Fund (the “Reorganization”). Security Management Company, LLC serves as investment adviser to SBL Fund. For the Acquiring Series, Northern Trust Investments, N.A. (“NTI”) serves as sub-adviser. For the Acquired Series, OppenheimerFunds, Inc. (“OppenheimerFunds”) serves as sub-adviser. The Acquired Series has investment objectives and policies that are comparable in some but not all respects to those of the Acquiring Series. The Reorganization is expected to result in operating expenses that are lower for shareholders of the Acquired Series. Each Series currently is available as an investment option under your insurance contract.

After careful consideration, the Board unanimously approved this proposal with respect to the Acquired Series and recommended that shareholders of the Acquired Series vote “FOR” the proposal. Accordingly, you are asked to authorize the Reorganization.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We urge you to vote your shares by completing and returning the enclosed proxy in the envelope provided, vote by Internet through the Web site listed in the proxy voting instructions, or vote by fax or telephone using the voting control number that appears on your proxy card, at your earliest convenience. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to SBL Fund, or by voting in person at the Special Meeting.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and cast your vote. It is important that your vote be received no later than 9:00 a.m. on June 1, 2006.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Michael G. Odlum
President

SBL Fund
One Security Benefit Place
Topeka, KS 66636-0001
(Toll Free) (800) 888-2461

Notice of Special Meeting of Shareholders of
Main Street Growth and Income Series
to be held June 1, 2006

To the Shareholders:

The Board of Directors of SBL Fund has called a special meeting of shareholders of Series W (Main Street Growth and Income Series) (the “Acquired Series”), a series of SBL Fund, to be held June 1, 2006 at 1:00 p.m. (Central time) or any adjournment(s) or postponement(s) thereof (the “Special Meeting”), at the executive offices of SBL Fund, One Security Benefit Place, Topeka, Kansas 66636-0001.

At the Special Meeting you will be asked:

1.	To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Acquired Series by Series H (Enhanced Index Series) (the “Acquiring Series”), a series of SBL Fund, solely in exchange for shares of the Acquiring Series, followed by the complete liquidation of the Acquired Series; and

2.	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Shareholders of record at the close of business on April 3, 2006 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Shareholders who do not expect to attend the Special Meeting in person are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet, if you wish to take advantage of these voting options. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to SBL Fund, or by voting in person at the Special Meeting.

By Order of the Board of Directors

Amy J. Lee
Secretary

April 24, 2006

TABLE OF CONTENTS

INTRODUCTION	3
SUMMARY	5
The Proposed Reorganization	5
Comparison of Investment Objectives, Principal Investment Strategies, Risks and Management of the Acquired and Acquiring Series	6
Principal Risks of Investing in the Series	9
Comparison of Portfolio Characteristics	11
COMPARISON OF EXPENSES FOR ACQUIRED AND ACQUIRING SERIES	12
Comparison of Operating Expenses	12
Example	13
ADDITIONAL INFORMATION ABOUT THE ACQUIRING SERIES	14
Performance of the Acquiring Series	14
Investment Manager	15
Portfolio Manager	16
Form of Organization	16
INFORMATION ABOUT THE REORGANIZATION	16
The Reorganization Plan	16
Reasons for the Reorganization	17
Board Considerations	17
Tax Considerations	18
Expenses of the Reorganization	19
Dividends and Other Distributions	19
Capitalization of the Series	20
GENERAL INFORMATION	20
MORE INFORMATION REGARDING THE ACQUIRING SERIES	24
MANAGEMENT OF THE ACQUIRING SERIES	30
FINANCIAL HIGHLIGHTS FOR THE ACQUIRING SERIES	33
APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1
APPENDIX D	D-1

PROXY STATEMENT/PROSPECTUS

SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001
(Toll Free) (800) 888-2461

Introduction

This Proxy Statement/Prospectus provides you with information about the proposed transfer of all of the assets of SBL Fund Series W (Main Street Growth and Income Series) (“Acquired Series”) to Series H (Enhanced Index Series) (“Acquiring Series”) in exchange for shares of the Acquiring Series; the assumption by the Acquiring Series of all liabilities of the Acquired Series; and the distribution of the Acquiring Series shares to the shareholders of the Acquired Series in complete liquidation of the Acquired Series (the “Reorganization”) as provided upon the terms and conditions set forth in a Plan of Reorganization (“Reorganization Plan”). Each Series currently is available as an investment option under your insurance contract.

This Proxy Statement/Prospectus solicits your vote in connection with a special meeting (“Special Meeting”) of shareholders, to be held June 1, 2006, at which shareholders of the Acquired Series will vote on the Reorganization Plan through which these transactions will be accomplished. Because you, as a shareholder of the Acquired Series, are being asked to approve a transaction that will result in your holding shares of the Acquiring Series, this document also serves as a prospectus for the Acquiring Series, whose investment objective is long-term growth of capital.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Series that you should know before investing. A Statement of Additional Information (“SAI”) dated April 5, 2006 relating to this Proxy Statement/Prospectus, and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated herein by reference (SEC File No. 333-132224). For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Series, see the SBL Fund Prospectus and Statement of Additional Information dated May 1, 2005, as supplemented to date, each of which is incorporated herein by reference (SEC File Nos. 811-02753 and 2-59353) and is available, without charge, by calling (800) 888-2461. The SBL Fund annual report dated December 31, 2005 is incorporated herein by reference (SEC File Nos. 811-02753 and 2-59353).

You also may obtain proxy materials, reports and other information filed by SBL Fund from the SEC’s Public Reference Section (1-202-942-8090) in Washington, D.C., or from the SEC’s internet website at www.sec.gov. Copies of materials also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

The SEC has not approved or disapproved these securities, or determined that this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Date: April 5, 2006

Summary

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the SBL Fund Prospectus and the Reorganization Plan, which is attached hereto as Appendix A.

The Proposed Reorganization — On February 10, 2006, the Board of Directors of SBL Fund (“Board”) approved the Reorganization Plan with respect to each of the Series. Subject to the approval of shareholders of the Acquired Series, the Reorganization Plan provides for:

•	the transfer of all of the assets of the Acquired Series to the Acquiring Series, in exchange for shares of the Acquiring Series;

•	the assumption by the Acquiring Series of all of the liabilities of the Acquired Series;

•	the distribution of shares of the Acquiring Series to the shareholders of the Acquired Series; and

•	the complete liquidation of the Acquired Series.

The Reorganization is expected to be effective immediately after the close of business on June 16, 2006, or on a later date as the parties may agree (the “Closing”). As a result of the Reorganization, each shareholder of the Acquired Series will become a shareholder of the Acquiring Series. Each shareholder will hold, immediately after the Closing, shares of the Acquiring Series having an aggregate value equal to the aggregate value of the shares of the Acquired Series held by that shareholder as of the close of business on the date of the Closing.

The Reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having comparable mutual funds within the same family of funds, as well as to assist in achieving economies of scale. Shareholders in the Acquired Series are expected to benefit from the larger asset base and lower operating expenses as a percentage of Acquiring Fund assets that will result from the Reorganization.

Approval of the Reorganization Plan with respect to the Acquired Series requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Series. In the event that the shareholders of the Acquired Series do not approve the Reorganization, the Acquired Series will continue to operate as a separate entity and the Board will determine what further action, if any, to take.

After careful consideration, the Board unanimously approved the proposed Reorganization. The Board recommends that you vote “FOR” the proposed Reorganization.

In considering whether to approve the Reorganization, you should note that:

•	As described below, the Acquired Series has investment objectives and investment policies that are comparable in many respects to the investment objective and investment policies of the Acquiring Series.

•	The Series have the same investment manager, Security Management Company, LLC (the “Investment Manager” or “SMC”), One Security Benefit Place, Topeka, Kansas 66636-0001.

•	The proposed Reorganization offers reductions in operating expenses and an investment with better long-term investment performance for shareholders of the Acquired Series.

•	The share purchase, exchange and redemption provisions for each Series are the same. For additional information on purchase and redemption provisions, see “More Information Regarding the Acquiring Series.”

•	The Series expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the “Code”). As such, shareholders of the Series will not recognize gain or loss as a result of the Reorganization. See “Information About the Reorganization — Tax Considerations.”

Comparison of Investment Objectives, Principal Investment Strategies, Risks and Management of the Acquired and Acquiring Series — The investment objectives, principal investment strategies, and risks of the Series are similar. Each Series is managed by the Investment Manager, although the Investment Manager has engaged different sub-advisers with respect to the Series. Because the Acquired Series and the Acquiring Series have similar investment objectives and investment policies, the principal investment strategies and principal risks of an investment in the Series are generally comparable, although there are certain differences. The chart below summarizes similarities and differences, between the Series’ investment objectives, principal investment strategies and principal risks. There can be no assurance that a Series will achieve its stated objective.

		Acquired Series	Acquiring Series
		Main Street Growth and Income Series	Enhanced Index Series
Investment Objective		High total return (which includes growth in the value of its shares as well as current income) from equity and debt securities	Outperform the S&P 500 Index
Principal Investment Strategies		The Main Street Growth and Income Series pursues its objective by investing mainly in common stocks of U.S. companies, but it can also invest in other equity securities such as preferred stocks and securities convertible into common stocks.	The Enhanced Index Series pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of companies in the S&P 500 Index and futures contracts representative of the stocks that make up the index.
Investment Manager		Security Management Company, LLC	Security Management Company, LLC
Sub-Adviser		OppenheimerFunds, Inc.	Northern Trust Investments, N.A. (“NTI”)
Portfolio Manager		Nikolaos D. Monoyios and Marc Reinganum	Robert H. Bergson
Comparison of Principal Investment Strategies	Similar Strategies
•  Each Series may invest a portion of its assets in options and futures contracts, which may be used to hedge each Series’ portfolio, maintain exposure to the equity markets or to increase return potential.

	Acquired Series	Acquiring Series
	Main Street Growth and Income Series	Enhanced Index Series
Differences in Strategy
•  Main Street Growth and Income Series uses an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. The selection process generally involves the use of:
• multi-factor quantitative models, including “top-down” models focusing on market and economic trends, and “bottom up” models focusing on the relative strengths of specific companies,
• fundamental research focusing on current company news and industry-related events, and
• judgment in continuously rebalancing the portfolio.
• The Series’ sub-adviser currently emphasizes the stocks of large-capitalization companies in the portfolio, although there are no requirements as to the capitalization of issuers in which the Series invests.

•  Enhanced Index Series employs a quantitative discipline to determine which S&P 500 stocks should be overweighted, underweighted, or held in a neutral position relative to the proportion of the S&P 500 Index that the stock represents. Approximately 150 issues will be over-or underweighted relative to the index, and certain securities represented in the index will not be held by the Series. The Series also may invest a limited portion of its assets in equity securities that are
not included in the
S&P 500 Index.
• NTI may invest up to 25% of the Series’ assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500 Index.

		Acquired Series	Acquiring Series
		Main Street Growth and Income Series	Enhanced Index Series
Comparison of Principal Risks	Similar Risks
•  Under adverse or unstable market conditions, each Series’ policies allows it to invest some or all of its assets in cash or money market securities for the purpose of avoiding losses, in which case each Series may be unable to pursue its investment objective during that time or benefit from any market upswings.
• Each Series also shares the following principal
investment risks:
•  Market Risk
•  Growth Stock Risk
•  Equity Derivatives Risk
•  Leverage Risk
A summary description of each of these risks, as well as other principal investment risks associated with an investment in the Series, is provided below under “Principal Risks of Investing in the Series.” In addition, Appendix B contains additional information regarding other investment strategies and risk considerations of the Series.

Differences in Risks
•  In addition to the above risks, Main Street Growth and Income Series is also subject to the following principal investment risks:
•  Foreign Securities
•  Active Trading
A summary description of each of these risks is provided below under “Principal Risks of Investing in the Series.”
• The principal risks of the Enhanced Index Series are listed above.

Principal Risks of Investing in the Series — Each Series may invest in various types of securities or use certain investment techniques to achieve its objective. The following is a summary of the principal risks associated with such securities and investment techniques. As with any security, an investment in a Series involves certain risks, including loss of principal. The Series are subject to varying degrees of financial, market, and credit risk. An investment in the Series is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The fact that a particular risk is not identified does not mean that a Series is prohibited from investing its assets in securities that give rise to that risk. Please refer to Appendix B for information about additional investment techniques that the Series may utilize and related risks.

Market Risk.

  Equity securities fluctuate in price and their prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions.

Growth Stocks Risk.

  Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

Equity Derivatives Risk.

  Equity derivatives include options, futures and options on futures, which may be used to hedge a Series’ portfolio, to increase returns, or to maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. These risks may include illiquidity of the equity derivative, imperfect correlation with underlying investments or a Series’ other portfolio holdings, and lack of availability. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

Leverage Risk.

  Leverage risk arises when a Series invests a portion of its assets in options and futures contracts. The use of derivatives may create leverage risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of a Series. Leveraging may cause a Series to be more volatile than if it had not been leveraged. To mitigate leverage risk, each Series segregates liquid assets to meet its obligations under, or otherwise covers, the transactions that may give rise to this risk.

Foreign Securities Risk.

  Investing in foreign securities, including investing in foreign securities through American Depositary Receipts, involves additional risks such as differences in financial reporting,

accounting and auditing standards, a lack of adequate company information, a lesser degree of regulatory and legal oversight of securities markets and participants therein, nationalization, expropriation or confiscatory taxation, currency fluctuations, and political instability or adverse diplomatic developments. The risks may increase in underdeveloped capital markets.

Active Trading.

  Active trading will increase the costs a Series incurs and as a result, may lower a Series’ performance.

Comparison of Portfolio Characteristics — The following tables compare certain characteristics of the portfolios of the Series as of December 31, 2005:

	Acquired Series	Acquiring Series
	Main Street Growth and Income Series	Enhanced Index Series
Net Assets (thousands)	$56,429	$40,101
Number of Common Stock Holdings	473	252
Portfolio Turnover Rate (twelve months ended 12/31/2005)	87%	106%
As a percentage of Net Assets
— Common Stocks	99.13%	97.75%
— U.S. Government Agency Obligations	Less than 1%	0.28%

Top 10 Holdings (as a % of net assets)

Acquired Series		Acquiring Series
Main Street Growth and Income Series	%	Enhanced Index Series	%
Exxon Mobil Corporation	3.40	Exxon Mobil Corporation	3.36
General Electric Company	3.02	General Electric Company	2.98
Citigroup, Inc.	2.26	Microsoft Corporation	2.16
Microsoft Corporation	2.09	Bank of America Corporation	1.94
Intel Corporation	1.84	Johnson & Johnson	1.87
Pfizer, Inc.	1.79	Citigroup, Inc.	1.83
Bank of America Corporation	1.72	Pfizer, Inc.	1.82
Johnson & Johnson	1.64	Intel Corporation	1.63
Procter & Gamble Company	1.55	International Business Machines Corporation	1.48
Chevron Corporation	1.41	Procter & Gamble Company	1.38

Comparison of Expenses for Acquired and Acquiring Series

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of each Series. It is expected that combining the Series in the manner proposed in the Reorganization Plan will allow shareholders of the Acquired Series to realize economies of scale and lower operating expenses.

Comparison of Operating Expenses — The current expenses of Main Street Growth and Income Series and Enhanced Index Series and estimated pro forma expenses after giving effect to the proposed Reorganization are shown in the table below. Expenses for the Series are based on the operating expenses incurred for the year ended December 31, 2005. Pro forma fees and expenses show estimated fees and expenses of Enhanced Index Series after giving effect to the proposed Reorganization as of December 31, 2005. Pro forma numbers are estimated in good faith and are hypothetical. The table below does not reflect the fees and expenses of the variable insurance product through which shares of the Series are purchased. If such fees and expenses were reflected, the overall expenses would be higher.

	Acquired Series	Acquiring Series
	Main Street Growth and Income Series	Enhanced Index Series	Pro Forma
Management Fees	1.00%	0.75%	0.75%
Other expenses	0.29%	0.29%	0.20%
Total annual series operating expenses(1)	1.29%	1.04%	0.95%

(1)	During fiscal year 2005, the Investment Manager waived 0.25% of its investment advisory fee for the Acquiring Series. Net annual operating expenses for the Acquiring Series, taking into account this voluntary waiver and giving effect to the new fund accounting and administration agreement and new transfer agency agreement, were 0.79% and would be 0.70% on a pro forma basis. Waivers and/or disbursements may be discontinued at any time. A waiver lowers the expense ratio and increases overall returns to investors.

Example — The example below is intended to help you compare the cost of investing in the Series and in the combined Series (after the Reorganization) on a pro forma basis. Your actual costs may be higher or lower. The example does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

The example assumes that you invest $10,000 in each Series and in the Enhanced Index Series after the Reorganization for the time periods indicated and redeemed your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that each Series’ operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeemed your shares at the end of each period shown.

	Acquired Series	Acquiring Series
	Main Street Growth and Income Series	Enhanced Index Series	Pro Forma
1 Year	$130	$106	$97
3 Years	$406	$331	$303
5 Years	$702	$574	$525
10 Years	$1,545	$1,271	$1,166

Additional Information about the Acquiring Series

Performance of the Acquiring Series — The chart and table below provide some indication of the risks of investing in the Acquiring Series by showing changes in the Acquiring Series’ performance from year to year and by showing how the Acquiring Series’ average annual returns have compared to those of the S&P 500 Index, a broad-based securities market index. In the absence of voluntary fee waivers, performance would be reduced. The performance does not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Acquiring Series are purchased and, if such fees and expenses were reflected, performance would be lower. As with all mutual funds, past performance is not a prediction of future results.

Series H (Enhanced Index Series)

Highest and Lowest Returns
(Quarterly 2000–2005)

Highest Quarter Q2 ended June 30, 2003	14.85%

Lowest Quarter Q3 ended September 30, 2002	–17.43%

Average Annual Total Returns
(through December 31, 2005)

	1 Year	5 Years	Since Inception(2)
Enhanced Index Series(1)	5.04%	–0.24%	–0.05%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)	4.91%	0.54%	0.54%

(1)	Northern Trust Investments, N.A. was engaged to provide investment advisory services to the Acquiring Series effective May 1, 2003.

(2)	For the period beginning May 3, 1999 (date of inception) to December 31, 2005.

(3)	The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance. Index performance is only available to the Acquiring Series at the beginning of each month . Performance information for the S&P Index is for the period April 30, 1999 to December 31, 2005.

For additional information about the Acquiring Series’ performance, including a discussion about market conditions and investment strategies that significantly affected its performance during its last fiscal year, please refer to Appendix C.

Investment Manager — SMC is located at One Security Benefit Place, Topeka, Kansas 66636. The Investment Manager has overall responsibility for the management of the Acquiring Series. The Investment Manager furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Acquiring Series, and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board. For such services, the Investment Manager is entitled to receive compensation on an annual basis equal to 0.75% of the average net assets of the Acquiring Series, computed on a daily basis and payable monthly. For the year ended December 31, 2005, SMC received an effective investment advisory fee, after voluntary waiver, equal to an annual rate of 0.50% of the Acquiring Series’ average daily net assets.

A discussion regarding the basis of the Board’s approval of the Acquiring Series’ investment advisory and sub-advisory contracts is available in the Acquiring Series’ annual report for the year ended December 31, 2005.

Sub-Adviser — The Investment Manager has engaged Northern Trust Investments, N.A. (“NTI”), 50 LaSalle Street, Chicago, Illinois 60675, to provide investment advisory services to the Enhanced Index Series. NTI is a wholly-owned subsidiary of The Northern Trust Company and primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of December 31, 2005, NTI had approximately $618 billion in assets under management.

The Northern Trust Company is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors.

Portfolio Manager — Robert H. Bergson, CFA, Vice President of NTI, has been manager of the Acquiring Series since July 2003. He joined NTI in 1997 and has managed equity portfolios specializing in quantitative strategies. Mr. Bergson received a Bachelors of Architecture from Carnegie Mellon University and a Master of Science degree from Massachusetts Institute of Technology.

The SBL Fund Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of Acquiring Series shares.

Form of Organization — The Acquiring Series is a series of SBL Fund, a Kansas corporation registered as an open-end management investment company. SBL Fund is governed by the Board, which currently consists of seven directors.

Information about the Reorganization

The Reorganization Plan — The Reorganization Plan provides for the transfer of all of the assets and liabilities of the Acquired Series to the Acquiring Series solely in exchange for shares of the Acquiring Series. The Acquired Series will distribute the shares of the Acquiring Series received in the exchange to its shareholders, and then the Acquired Series will be liquidated.

After the Reorganization, each shareholder of the Acquired Series will own shares in the Acquiring Series having an aggregate value equal to the aggregate value of shares of the Acquired Series held by that shareholder as of the close of business on the business day preceding the Closing.

Until the Closing, shareholders of the Acquired Series will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by the Acquired Series for the redemption of Acquiring Series shares received by the shareholder in the Reorganization.

The obligations of the Series under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Acquired Series. The Reorganization Plan also requires that the Series take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be terminated by the Board or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at Appendix A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

Reasons for the Reorganization — The Series have investment objectives, investment strategies and risks that are comparable in many respects. Accordingly, the Series are somewhat duplicative. Further, the Acquiring Series has a lower level of operating expenses and better long-term investment performance. In addition, the Reorganization will create a larger Acquiring Series, which should benefit shareholders of each of the Series by spreading costs across a larger asset base. Also, a larger Acquiring Series may improve trading efficiency and may eventually realize economies of scale and lower operating expenses. Based upon these considerations, the Board determined that the Acquired Series should be reorganized.

The proposed Reorganization was presented to the Board for consideration and approval at a meeting held on February 10, 2006. For the reasons discussed below, the Directors, including all of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940) of SBL Fund, determined that the interests of the shareholders of the respective Series would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of each of the Series and its shareholders.

Board Considerations — The Board, in recommending the Reorganization, considered a number of factors, including the following:

1.	expense ratios and information regarding fees and expenses of the Acquired Series and the Acquiring Series, which indicate that current shareholders of the Acquired Series will benefit from the Reorganization by getting a comparable investment at a lower cost than their current investment;

2.	the Reorganization will not dilute the interests of any Series’ current shareholders;

3.	the stronger relative investment performance of the Acquiring Series as compared to the Acquired Series over most measuring periods;

4.	the similarity of the Acquired Series’ investment objectives, policies and restrictions and share class structure to those of the Acquiring Series, which indicates that Acquired Series shareholders will continue in a comparable investment vehicle;

5.	elimination of duplication of costs and inefficiencies of having similar Series; and

6.	the tax-free nature of the Reorganization to each Series and its shareholders.

The Board also considered the future potential benefits to the Acquiring Series in that its operating costs may be reduced if the Reorganization is approved.

The Board recommends that shareholders of the Acquired Series approve the Reorganization.

Tax Considerations — The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, pursuant to this treatment, neither the Acquired Series, the Acquiring Series, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the closing of the Reorganization, the Series will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Series.

Immediately prior to the Reorganization, the Acquired Series will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of the Acquired Series’ investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Acquired Series’ shareholders.

As of December 31, 2005, the Acquired Series had accumulated capital loss carryforwards in the amount of approximately $2,460,767. After the Reorganization, these losses will be available to the Acquiring Series, which had an accumulated capital loss carryforward of $2,460,767, to offset its capital gains. The amount of accumulated capital losses of the Acquired Series, Acquiring Series, or both which may be used in any given year following the Reorganization may be limited. As a result of these potential limitations, it is possible that the Acquiring Series may not be able to use these losses as rapidly as each Series may have used the losses in the absence of the Reorganization, and part of these losses may not be useable at all. The ability of the Acquiring Series to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforwards currently are available only to shareholders of the respective Series. After the Reorganization, however, these benefits of these losses will inure to the benefit of all shareholders of the Acquiring Series.

Expenses of the Reorganization — The Acquired Series will bear one half of the expenses relating to the Reorganization, which is not expected to materially impact the expenses of the Acquired Series. The Investment Manager will bear the remainder of the expenses relating to the Reorganization. The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Acquiring Series’ registration statement, printing and distributing the Acquiring Series’ prospectus and the Acquired Series’ proxy materials, legal fees, accounting fees, securities registration fees, proxy solicitation, and expenses of holding the Special Meeting.

Dividends and Other Distributions — Each Series pays dividends from net investment income, and each distributes net capital gains, if any, at least annually. Dividends and distributions of each Series are automatically reinvested in additional shares of the Series unless otherwise directed by shareholders. There are no fees or sales charges on reinvestments.

If the Reorganization Plan is approved by shareholders of the Acquired Series, then as soon as practicable before the Closing,

the Acquired Series will pay its shareholders a cash distribution of all undistributed net investment income and undistributed realized net capital gains.

Capitalization of the Series — The following table shows on an unaudited basis the capitalization of each Series as of December 31, 2005 and on a pro forma basis as of December 31, 2005, after giving effect to the Reorganization.

	Acquired Series	Acquiring Series	Adjustment
	Main Street Growth and Income Series	Enhanced Index Series		Pro forma
Net Assets	$56,429,248	$40,101,072	$0	$96,530,320
Net Asset Value Per Share	$9.38	$9.58	N/A	$9.58
Shares Outstanding	6,018,756	4,186,037	(128,438)	10,076,355

General Information

Other Business — The Directors do not know of any matters to be presented at the Special Meeting other than those set forth in this proxy statement. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

Proxy Solicitation — The Board is soliciting Acquired Series shareholders’ proxies on behalf of SBL Fund. The principal solicitation of proxies will be by the mailing of this Proxy Statement/Prospectus commencing on or about April 24, 2006, but proxies may also be solicited by telephone and/or in person by representatives of SMC or its affiliate(s), or InvestorConnect, a private proxy services firm. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from InvestorConnect to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The estimated cost of retaining InvestorConnect is approximately $20,000.00. The costs of the Special Meeting, including the preparation and mailing of the Notice, Proxy Statement/Prospectus and proxy, and the solicitation of proxies, including reimbursements to broker-dealers and others who forwarded proxy materials to their clients, will be allocated one half to SMC and one half to the Acquired Series.

Shareholder Voting — Shareholders of record at the close of business on February 21, 2006 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, there were issued and outstanding 4,073,423.395 shares of the Acquired Series. Security Benefit Life Insurance Company (“Security Benefit”) and First Security Benefit Life Insurance and Annuity Company of New York (“First Security”) are the record owners of all shares of the Acquired Series. The persons beneficially owning 5% or more of the outstanding shares of each Series as of the Record Date are set forth in Appendix D. As of the Record Date, the SBL Series’ Directors and officers, as a group, owned less than 1.00% of the outstanding shares of either Series.

By investing in a variable annuity or variable life insurance policy issued by Security Benefit or First Security, you indirectly purchased shares of the Acquired Series. Security Benefit or First Security own shares of the Acquired Series for your benefit in the separate account funding your variable annuity or variable life insurance policy. Security Benefit or First Security will vote shares of the Series in accordance with voting instructions received from you and other owners of such variable annuity and variable life insurance policies. The enclosed form of proxy is provided for this purpose. If no instructions are given on the proxy (but the proxy is properly executed) it will be voted FOR the proposal. All shares for which shareholders do not provide voting instructions will be voted in the same proportion as those shares for which voting instructions have been received.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares. The presence in person or by proxy of the holders of a majority of the outstanding shares of the Acquired Series on the Record Date is required to constitute a quorum at the Special Meeting with respect to that Acquired Series, and therefore must be present for the transaction of business at the Special Meeting. Shares held by shareholders present in person or represented by proxy at the Special Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Special Meeting.

Abstentions and “broker non-votes” are counted as shares eligible to vote at the Special Meeting in determining whether a quorum is present, but do not represent votes cast with respect to the proposal. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

In the event that a quorum is not present at the Special Meeting, or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Special Meeting on any proposal for which there are sufficient votes for approval, even though the Special Meeting is adjourned as to other proposals.

In order that your shares may be represented at the Special Meeting, you are requested to vote your shares by mail, the Internet, or by telephone by following the enclosed instructions. If you wish to participate in the Special Meeting, please submit the proxy card(s) originally sent with the Proxy Statement/Prospectus or attend the Special Meeting in person. Any proxy given by a shareholder, whether in writing, by telephone or via the Internet is revocable. A shareholder may revoke the proxy at any time prior to its use by filing with SBL Fund a written revocation or a duly executed proxy card bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. However, attendance in-person at the Special Meeting, by itself, will not revoke a previously tendered proxy. If you vote by telephone or the Internet, please do not return your proxy card(s), unless you later elect to change your vote.

Vote Required — Approval of the Reorganization with respect to the Acquired Series requires the affirmative vote of the lesser of (i) 67% or more of the shares of the Acquired Series that are present at the meeting, if the holders of more than 50% of the Acquired Series’ shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Acquired Series. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposal 1.

Investment Manager, Administrator and Principal Underwriter — SMC, the Series’ investment adviser and administrator, is located at One Security Benefit Place, Topeka, KS 66636-0001. The principal underwriter/of the Series, Security Distributors, Inc., is located at One Security Benefit Place, Topeka, KS 66636-0001. SMC and Security Distributors, Inc. are affiliates of one another.

Shareholder Reports — Shareholders can find important information about the Series in their Annual Report dated December 31, 2005. You may obtain a copy of the Series’ Annual Report without charge by writing to SBL Fund at the address above or by calling SBL Fund at 1-800-888-2461.

Shareholder Proposals — As a general matter, SBL Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the secretary of SBL Fund, One Security Benefit Place, Topeka, KS 66636-0001.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Information about the Series — SBL Fund is subject to the informational requirements of the Securities Exchange Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Series can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Series.

To ensure the presence of a quorum at the Special Meeting, we request prompt execution and return of the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Board of Directors,

Amy J. Lee
Secretary
SBL Fund

April 24, 2006
One Security Benefit Place
Topeka, Kansas 66636-0001

More Information Regarding the Acquiring Series

The Acquired and Acquiring Series share the following policies.

Purchase and Redemption of Shares

Security Benefit and First Security purchase shares of the Series for their variable annuity and variable life insurance separate accounts. The companies buy and sell shares of the Series at the net asset value per share (NAV) next determined after receipt and acceptance of an order to buy or receipt of an order to sell. Each Series reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. A Series’ NAV is generally calculated as of the close of trading on every day the New York Stock Exchange (NYSE) is open (usually 3:00 p.m. Central Time).

SBL Fund may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. To the extent authorized by law, each Series reserves the right to discontinue offering shares at any time, or to cease operations entirely.

SBL Fund intends to pay redemption proceeds in cash; however, under unusual conditions that make payment in cash disadvantageous to a Series, the Fund reserves the right to pay all, or part, of the redemption proceeds in liquid securities with a market value equal to the redemption price (“redemption in kind”). In the event of a redemption in kind of portfolio securities of a Series, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

Revenue Sharing — Security Benefit and/or its affiliates may participate in arrangements whereby they compensate, out of their own resources and at no additional cost to the Series or the Series’ shareholders, financial representatives who sell Security Benefit’s or First Security’s variable annuity products that invest in SBL Fund (“intermediaries”). The compensation received by such intermediaries via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the prospectus of the variable life insurance or variable annuity product or through an intermediary. You may obtain information about associated conflicts of interest from your intermediary, and should so inquire if you would like more detailed information. You also may inquire of an intermediary how the intermediary will be compensated in connection with your investment.

Market Timing/Short-Term Trading — Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, transferring money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or transferring from one Series to another and then back again after a short period of time. As money is transferred in and out, a Series incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of a Series’ shares disrupt portfolio management, hurt Series performance and drive Series expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs. Investors may be more likely to attempt to engage in market timing with respect to Series that invest a significant portion of their assets in the securities of foreign issuers, securities that are thinly traded (such as certain small- and mid-cap issuers), and/or securities such as certain high yield securities that do not routinely have readily available market quotations.

The Board has adopted policies and procedures against market timing and the Series discourage market timing or excessive trading. If you wish to engage in such practices, we request that you do not purchase shares of any of the Series. Each Series reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, that it reasonably determines to be market timing or excessive trading by a shareholder or accounts under common control. Transactions placed through the same insurance company on an omnibus basis may be rejected in whole or in part by a Series. Transactions accepted by an insurance company in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Series and may be cancelled or revoked by the Series by the close of business on the next business day following receipt.

The policies and procedures of the Series are intended to restrict transfers that are disruptive to the Series or potentially disadvantageous to other shareholders. Although the Series have adopted policies and procedures, the Series are dependant upon insurance companies offering the Series’ shares to implement the policies and procedures to its contract owners investing in the Series. When considering if certain restrictions or limitations should be applied to shareholder transactions, the Series’ policies and procedures take into account, among other things, the following factors:

•	the total dollar amount being transferred;

•	the number of transfers made within the previous 12 months;

•	transfers to and from (or from and to) the same Series;

•	whether a shareholder’s transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

•	whether a shareholder’s transfers appear to be part of a group of transfers made by a third party on behalf of individual shareholders in the group.

If it is determined that a shareholder’s transfer patterns among the Series are disruptive or potentially disadvantageous to other shareholders, the Series’ policies and procedures require the insurance company to send the shareholder (the insurance company’s contract owner) a letter notifying the shareholder that the insurance company is prohibiting the shareholder from making telephone transfers or other electronic transfers and instead requiring that the shareholder submit transfer requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter. In addition, the insurance company will require that a shareholder submit subsequent transfer requests in writing via regular U.S. mail for a 90-day period after the shareholder makes four “round trip transfers” during any prior 12-month period. A “round trip transfer” is a transfer involving $5,000 or more (1) from a Series followed by a transfer to that Series or (2) to a Series followed by a transfer from that Series, although the Series reserve the right to consider transfers in lesser amounts to constitute round trips.

In their sole discretion, the Series may revise their market timing procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including, without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the insurance company on behalf of the Series may aggregate transfers made in two or more variable insurance contracts that the insurance company believes are connected (for example, two contracts with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

The Series’ policies and procedures do not require insurance companies to include transfers made pursuant to dollar cost averaging and asset reallocation options available under their variable insurance contracts.

Shareholders who seek to engage in programmed, frequent, or high volume transfer activity may deploy a variety of strategies to avoid detection, and an insurance company’s ability to detect and deter harmful trading activity may be limited by operational and information systems capabilities. In addition, the terms of an insurance company’s variable insurance contract may also limit the insurance company’s ability to restrict or deter harmful trading. Furthermore, the identification of contract owners determined to engage in harmful trading activity involves judgments that are inherently subjective. Accordingly, despite their best efforts, neither the Series nor the insurance companies can guarantee that the policies and procedures will detect every potential market timer, but the Series do require insurance companies to apply the policies and procedures adopted by the Board consistently to all their contract owners without special arrangement, waiver, or exception, except with respect to transfers in and out of Series C (Money Market Series), which are not restricted or limited.

Because the Series cannot guarantee that all harmful trading activity will be detected, and because the cooperation of insurance companies and other financial intermediaries cannot be assured, shareholders bear the risks associated with such activity, including potential disruption of portfolio management, potentially lower performance, and higher expenses. Due to the risk that an insurance company implementing the policies and procedures may not detect all harmful trading activity, it is possible that some shareholders may inadvertently be treated differently than shareholders who are not permitted to engage in harmful trading activity. Those shareholders that do not engage in harmful trading activity nonetheless will bear the costs associated with such activity.

Distributions and Federal Income Tax Considerations

Each Series pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized, at least annually. Such dividends and distributions will be reinvested in additional shares of the Series.

Each Series intends to qualify and to elect to be taxed as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (Code). If a Series qualifies as a “regulated investment company” and complies with the appropriate provisions of the Code, such Series will not be liable for federal income tax on income it distributes.

Shares of each Series will be purchased by the separate accounts of Security Benefit or First Security. In order to comply with diversification regulations applicable to the segregated asset accounts of insurance companies, each Series will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total investments is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a Series fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Since you may purchase shares of a Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit Life Insurance Company or First Security Benefit Life Insurance and Annuity Company of New York, no discussion is included here as to the federal income tax consequences at the Series shareholder level. For information concerning the federal income tax consequences to you as the purchaser of a variable annuity or variable life insurance contract based on a Series, see the prospectus for such variable annuity or variable life insurance contract. See the Statement of Additional Information for more information on taxes.

Determination of Net Asset Value

The NAV of each Series is computed as of the close of regular trading hours on the NYSE (normally 3 p.m. Central time) on days when the NYSE is open. The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin

Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Series does not price its shares. Therefore, the NAV of Series holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Series.

Portfolio securities and other investments are valued at market value when market quotations are readily available. Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on Nasdaq will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used. Securities traded over-the-counter are valued at the last current bid price. Market quotations for securities prices may be obtained from automated pricing services. Investments in securities maturing in 60 days or less may be valued at amortized cost.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), the Investment Manager, in good faith, establishes a fair value for the security in accordance with SBL Funds’ valuation procedures. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Investment Manager makes such determinations in good faith in accordance with the Series’ valuation procedures, with the goal of accurately reflecting the current value of each

Series’ portfolio holdings in the Series’ net asset value per share. There can be no assurance that the Series could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Series determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information.

Management of the Acquiring Series

Investment Manager — SMC is a Kansas limited liability company. On December 31, 2005, the aggregate assets of all of the mutual funds under the investment management of SMC were approximately $5.5 billion. SMC has overall responsibility for the management of the Acquiring Series. SBL Fund and SMC have entered into an agreement that requires SMC to provide investment advisory, statistical and research services to the Acquiring Series, supervise and arrange for the purchase and sale of securities on behalf of the Acquiring Series, and provide for the maintenance and compilation of records pertaining to the investment advisory function. The agreement with SMC can be terminated by the Board upon 60 days’ written notice. The investment management fee for the Acquiring Series is equal to 0.75%, on an annual basis, of the average daily net assets of the Acquiring Series. The investment management fee is computed and accrued daily and paid monthly. For the fiscal year ended December 31, 2005, the Acquiring Series paid investment management fees of $283,895 to SMC.

Parent Company and Distributor — SMC is controlled by its members, Security Benefit and Security Benefit Corporation. Security Benefit Corporation is an insurance and financial services holding company wholly-owned by Security Benefit Mutual Holding Company, One Security Benefit Place, Topeka, Kansas 66636-0001. Security Benefit, a life insurance company, is incorporated under the laws of Kansas. First Security, a life insurance company, is incorporated under the laws of New York. SMC is a direct, and Security Distributors, Inc. is an indirect, wholly-owned subsidiary of Security Benefit.

Administrative Agent — SMC also acts as the administrative agent for SBL Fund and, as such, performs administrative functions and the bookkeeping, accounting and pricing functions for the Acquiring Series. For these services, SMC receives, on an annual basis, a fee of 0.09% of the average net assets of the Acquiring Series, calculated daily and payable monthly.

Under a Transfer Agency Agreement dated February 1, 2004, SMC acts as the transfer agent for the Acquiring Series. As such, it processes purchase and redemption transactions and acts as the dividend disbursing agent. For this service, SMC receives the following fees with respect to the Acquiring Series:

1.	Account Set-Up Charge — A fee of $4 to open an account on the transfer agency system to hold shares of the Acquiring Series.

2.	Annual Maintenance Charge — An annual per account fee of (i) $8 per open account for regular accounts; (ii) $6.50 per open account with respect to accounts which are Matrix Level III pursuant to the National Securities Clearing Corporation networking systems; and (iii) $5 per account for closed accounts that remain outstanding on the transfer agency system (regardless of whether such accounts are regular or Matrix Level III).

3.	Transaction Charge — A per transaction charge of (i) $1.10 per transaction for regular accounts; and (ii) $0.60 per transaction for accounts that are Matrix Level III.

The Acquiring Series is subject to a minimum fee per year of $25,000.

Allocation of Portfolio Brokerage — Transactions in portfolio securities are effected in the best interests of the Acquiring Series. In reaching a judgment relative to the qualifications of a broker-dealer (“broker”) to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account, including the overall reasonableness of commissions paid to a broker, the firm’s general execution and operational capabilities, its responsiveness (which may include such things as the broker’s willingness to commit capital and whether the broker’s representatives are accommodating), and its reliability and financial condition. Subject to the foregoing considerations, the execution of portfolio transactions may be directed to brokers who furnish investment information or research services to SMC. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable SMC to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations.

If a transaction is directed to a broker supplying investment services or research information, the transaction charges (i.e., a commission or a charge that is deemed to be the equivalent of a commission) paid for such transaction may be in excess of the transaction charges another broker would have charged for effecting that transaction provided that SMC shall have determined in good faith that the transaction charges are reasonable in relation to the value of the investment information or the research services provided.

Securities held by the Acquiring Series may also be held by other investment advisory clients of SMC, including other investment companies. In addition, SMC’s parent company, Security Benefit, may also hold some of the same securities as the Acquiring Series. When selecting securities for purchase or sale for the Acquiring Series, SMC may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to SMC’s obligation to seek best execution, such purchases or sales may be executed simultaneously or “bunched.” It is the policy of SMC not to favor one account over the other.

Purchasing and Holding Acquiring Series Shares — You may purchase and hold shares of the Acquiring Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit or First Security. The prospectus for such variable annuity or variable life insurance contract describes the federal tax consequences of your purchase or sale of the contract. Please see your tax adviser for further information.

Financial Highlights for the Acquiring Series

The financial highlights table is intended to help you understand the financial performance of the Acquiring Series during the past five years. Certain information reflects financial results for a single Acquiring Series share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Acquiring Series assuming reinvestment of all dividends and distributions. This information has been derived from financial statements that have been audited by Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, whose report, along with the Acquiring Series’ financial statements, are included in SBL Fund’s annual report, which is available upon request.

SERIES H

	Fiscal year ended December 31
	2005	2004	2003(c)	2002	2001
Per Share Data
Net asset value beginning of period	$9.12	$8.31	$6.55	$8.62	$9.95
Income from Investment Operations:
Net investment income (loss)	0.11	0.11	0.07	0.05	0.05
Net gain (loss) on securities (realized & unrealized)	0.35	0.71	1.75	(2.02)	(1.34)
Total from investment operations	0.46	0.82	1.82	(1.97)	(1.29)
Less Distributions:
Dividends (from net investment income)	—	(0.01)	(0.06)	(0.10)	(0.04)
Distributions (from capital gains)	—	—	—	—	—
Distributions (in excess of capital gains)		—	—	—	—
Total distributions	—	(0.01)	(0.06)	(0.10)	(0.04)
Net asset value end of period	$9.58	$9.12	$8.31	$6.55	$8.62
Total return(a)	5.04%	9.85%	27.78%	(22.98)%	(12.99)%
Ratios/Supplemental Data
Net assets end of period (thousands)	$40,101	$38,822	$33,371	$25,052	$42,112
Ratio of expenses to average net assets(b)	0.79%	0.74%	0.77%	0.99%	0.91%
Ratio of net investment income (loss) to average net assets	1.15%	1.32%	0.94%	0.56%	0.57%
Portfolio turnover rate	106%	98%	44%	74%	29%

(a)	Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company or First Security Benefit Life Insurance and Annuity Company of New York. If such expenses were reflected, the total return would be lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b)	Fund expenses for Series H were reduced by the Investment Manager for voluntary expense waivers, reimbursements and custodian earnings credits. Expense ratios absent such reimbursement would have been as follows:

	2005	2004	2003	2002	2001
Series H	1.04%	0.99%	0.96%	0.99%	0.91%

(c)	Northern Trust became the sub-adviser of Series H effective May 1, 2003. Prior to May 1, 2003, Security Management Company LLC (SMC) paid Deutsche Asset Management for subadvisory services.

Appendix A

Form of Plan of Reorganization

THIS PLAN OF REORGANIZATION (the “Reorganization Plan”) is adopted as of this 10th day of February, 2006, by SBL Fund (the “Company”) with its principal place of business at One Security Benefit Place, Topeka, Kansas 66636-0001, on behalf of its series, Series H (Enhanced Index Series) and Series W (Main Street Growth and Income Series).

This Reorganization Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization to which this Reorganization Plan applies (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Series in the table below to the Acquiring Series in the table below in exchange solely for voting shares of the Acquiring Series (the “Acquiring Series Shares”); the assumption by the Acquiring Series of all liabilities of the Acquired Series; and the distribution of the Acquiring Series Shares to the shareholders of the Acquired Series in complete liquidation of the Acquired Series as provided herein, all upon the terms and conditions hereinafter set forth in this Reorganization Plan:

Acquired Series	Acquiring Series
Series W (Main Street Growth and Income Series)	Series H (Enhanced Index Series)

WHEREAS, the Company is an open-end, registered investment company of the management type and the Acquired Series owns securities which generally are assets of the character in which the Acquiring Series is permitted to invest;

WHEREAS, the Directors of the Company have determined that the exchange of all of the assets of the Acquired Series for the Acquiring Series Shares and the assumption of all liabilities of the Acquired Series by the Acquiring Series is in the best interests of the Acquiring Series and its shareholders and that the interests of the existing shareholders of the Acquiring Series would not be diluted as a result of this transaction; and

WHEREAS, the Directors of the Company also have determined, with respect to the Acquired Series, that the exchange of all of the assets of the Acquired Series for the Acquiring Series Shares and the assumption of all liabilities of the Acquired Series by the Acquiring Series is in the best interests of the Acquired Series and its shareholders and that the interests of the existing shareholders of the Acquired Series would not be diluted as a result of this transaction;

NOW, THEREFORE, the Company, on behalf of the Acquiring Series and the Acquired Series separately, hereby approves the Reorganization Plan on the following terms and conditions:

1.	TRANSFER OF ASSETS OF THE ACQUIRED SERIES TO THE ACQUIRING SERIES IN EXCHANGE FOR THE ACQUIRING SERIES SHARES, THE ASSUMPTION OF ALL ACQUIRED SERIES LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED SERIES

1.1	Subject to the requisite approvals of the shareholders of the Acquired Series and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company will transfer all of the Acquired Series’ assets, as set forth in paragraph 1.2, to the Acquiring Series, and the Acquiring Series agrees in exchange therefore: (i) to deliver to the Acquired Series the number of full and fractional Acquiring Series Shares determined by dividing the value of the Acquired Series’ net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Series Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Series. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2	The assets of the Acquired Series to be acquired by the Acquiring Series shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Series and any deferred or prepaid expenses shown as an asset on the books of the Acquired Series on the closing date provided for in paragraph 3.1 (the “Closing Date”).

1.3	The Acquired Series will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Series shall also assume all of the liabilities of the Acquired Series, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, the Acquired Series will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

1.4	Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Series will distribute to the Acquired Series’ shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Series Shareholders”), on a pro rata basis, the Acquiring Series Shares received by the Acquired Series pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Series’ shares, by the transfer of the Acquiring Series Shares then credited to the account of the Acquired Series on the books of the Acquiring Series to open accounts on the share records of the Acquiring Series in the names of the Acquired Series Shareholders. The aggregate net asset value of Acquiring Series Shares to be so credited to Acquired Series Shareholders shall be equal to the aggregate net asset value of the Acquired Series shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Series will simultaneously be canceled on the books of the Acquired Series, although share certificates representing interests in shares of the Acquired Series will represent a number of the Acquiring Series Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Series shall not issue certificates representing Acquiring Series Shares in connection with such exchange.

1.5	Ownership of Acquiring Series Shares will be shown on the books of the Acquiring Series’ transfer agent. Shares of the Acquiring Series will be issued in the manner described in the Acquiring Series’ then-current prospectus and statement of additional information.

1.6	Any reporting responsibility of the Acquired Series including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and

Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Series.

2.	VALUATION

2.1	The value of the Acquired Series’ assets to be acquired by the Acquiring Series hereunder shall be the value of such assets computed as of the close of business of the New York Stock Exchange (NYSE) and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), the then-current prospectus or statement of additional information with respect to the Acquiring Series, and valuation procedures established by the Company’s Board of Directors.

2.2	The net asset value of an Acquiring Series Share shall be the net asset value per share computed as of the close of business of the NYSE and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Company’s Articles of Incorporation, the then-current prospectus or statement of additional information with respect to the Acquiring Series, and valuation procedures established by the Company’s Board of Directors.

2.3	The number of Acquiring Series Shares to be issued (including fractional shares, if any) in exchange for the Acquired Series’ assets shall be determined by dividing the value of the net assets of the Acquired Series determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Series Share, determined in accordance with paragraph 2.2.

2.4	All computations of value shall be made by the Acquiring Series’ designated record keeping agent.

3.	CLOSING AND CLOSING DATE

3.1	The Closing Date shall be June 16, 2006, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company or at such other time and/or place as the Board of Directors or officers of the Company may designate.

3.2	The Company shall direct the Custodian of the Acquired Series (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Series’ portfolio securities, cash, and any other assets (“Assets”) shall have been delivered in proper form to the Acquiring Series within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Series’ portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Series as of the Closing Date for the account of the Acquiring Series duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Series shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Series.

3.3	Security Management Company, LLC, as transfer agent for the Acquired Series (the “Transfer Agent”), shall deliver, on behalf of the Acquired Series, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Series Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.

3.4	In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Series or the Acquired Series shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Series or the Acquired Series is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1	The Company, on behalf of the Acquired Series, represents and warrants to the Acquiring Series as follows:

(a)	The Acquired Series is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Kansas, with power under the Company’s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)	The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required by state securities laws;

(d)	The current prospectus and statement of additional information of the Acquired Series and each prospectus and statement of additional information of the Acquired Series used during the three years previous to the date of this Reorganization Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)	On the Closing Date, the Acquired Series will have good and marketable title to the Acquired Series’ assets to be transferred to the Acquiring Series pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Series will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Series;

(f)	The Acquired Series is not engaged currently, and the execution, delivery and performance of this Reorganization Plan will not result, in (i) a material violation of the Company’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Series is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Series is a party or by which it is bound;

(g)	The Acquired Series has no material contracts or other commitments (other than this Reorganization Plan) that will be terminated with liability to it prior to the Closing Date;

(h)	Except as otherwise disclosed in writing to and accepted by the Acquiring Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Series or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Series knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)	The financial statements of the Acquired Series as of and for the year ended December 31, 2005 have been audited by Ernst & Young, LLP, independent registered public accounting firm. Such statements are in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Series) present fairly, in all material respects, the financial condition of the Acquired Series as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Series required to be reflected on the balance sheet or in the notes thereto;

(j)	Since December 31, 2005, there has not been any material adverse change in the Acquired Series’ financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Series. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Series due to declines in market values of securities in the Acquired Series’ portfolio, the discharge of Acquired Series liabilities, or the redemption of Acquired Series shares by shareholders of the Acquired Series shall not constitute a material adverse change;

(k)	On the Closing Date, all Federal and other tax returns and reports of the Acquired Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Series’ knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)	For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired

Series has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m)	All issued and outstanding shares of the Acquired Series are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Series will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Series, as provided in paragraph 3.3. The Acquired Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Series, nor is there outstanding any security convertible into any of the Acquired Series shares;

(n)	The adoption and performance of this Reorganization Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, and, subject to the approval of the shareholders of the Acquired Series, this Reorganization Plan will constitute a valid and binding obligation of the Acquired Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)	The information to be furnished by the Acquired Series for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

4.2	The Company, on behalf of the Acquiring Series, represents and warrants to the Acquired Series as follows:

(a)	The Acquiring Series is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Kansas, with power under the Company’s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)	The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Acquiring Series, are in full force and effect;

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)	The current prospectus and statement of additional information of the Acquiring Series and each prospectus and statement of additional information of the Acquiring Series used during the three years previous to the date of this Reorganization Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)	On the Closing Date, the Acquiring Series will have good and marketable title to the Acquiring Series’ assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Series has received notice and necessary documentation at or prior to the Closing;

(f)	The Acquiring Series is not engaged currently, and the execution, delivery and performance of this Reorganization Plan will not result, in (i) a material violation of the Company’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Series is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Series is a party or by which it is bound;

(g)	Except as otherwise disclosed in writing to and accepted by the Acquired Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Series or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Series knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)	The financial statements of the Acquiring Series as of and for the year ended December 31, 2005 have been audited by Ernst & Young LLP, independent registered public accounting firm. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Series) present fairly, in all material respects, the financial condition of the

Acquiring Series as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Series required to be reflected on the balance sheet or in the notes thereto;

(i)	Since December 31, 2005, there has not been any material adverse change in the Acquiring Series’ financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Series. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Series due to declines in market values of securities in the Acquiring Series’ portfolio, the discharge of Acquiring Series liabilities, or the redemption of Acquiring Series Shares by shareholders of the Acquiring Series, shall not constitute a material adverse change;

(j)	On the Closing Date, all Federal and other tax returns and reports of the Acquiring Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Series’ knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)	For each taxable year of its operation, the Acquiring Series has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

(l)	All issued and outstanding Acquiring Series Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Series Shares, nor is there outstanding any security convertible into any Acquiring Series Shares;

(m)	The adoption and performance of this Reorganization Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of the Acquiring Series and this Reorganization Plan will constitute a valid and binding obligation of the Acquiring Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)	The Acquiring Series Shares to be issued and delivered to the Acquired Series, for the account of the Acquired Series Shareholders, pursuant to the terms of this Reorganization Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Series Shares, and will be fully paid and non-assessable by the Company;

(o)	The information to be furnished by the Acquiring Series for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)	That insofar as it relates to Company or the Acquiring Series, the Registration Statement relating to the Acquiring Series Shares issuable hereunder, and the proxy materials of the Acquired Series to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Series contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Series for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.	COVENANTS OF THE ACQUIRING SERIES AND THE ACQUIRED SERIES

5.1	The Acquiring Series and the Acquired Series each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2	To the extent required by applicable law, the Company will call a meeting of the shareholders of the Acquired Series to consider and act upon this Reorganization Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3	The Acquired Series covenants that the Acquiring Series Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Reorganization Plan.

5.4	The Acquired Series will assist the Acquiring Series in obtaining such information as the Acquiring Series reasonably requests concerning the beneficial ownership of the Acquired Series shares.

5.5	Subject to the provisions of this Reorganization Plan, the Acquiring Series and the Acquired Series will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Reorganization Plan.

5.6	As soon as is reasonably practicable after the Closing, the Acquired Series will make a liquidating distribution to its shareholders consisting of the Acquiring Series Shares received at the Closing.

5.7	The Acquiring Series and the Acquired Series shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Reorganization Plan as promptly as practicable.

5.8	The Acquired Series covenants that it will, from time to time, as and when reasonably requested by the Acquiring Series, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Series may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Series’ title to and possession of all the assets and otherwise to carry out the intent and purpose of this Reorganization Plan.

5.9	The Acquiring Series will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED SERIES

The obligations of the Acquired Series to consummate the transactions provided for herein shall be subject, at the Acquired Series’ election, to the performance by the Acquiring Series of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1	All representations and warranties of the Acquiring Series and the Company contained in this Reorganization Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2	The Company and the Acquiring Series shall have performed all of the covenants and complied with all of the provisions required by this Reorganization Plan to be performed or complied with by the Company and the Acquiring Series on or before the Closing Date; and

6.3	The Acquired Series and the Acquiring Series shall have agreed on the number of full and fractional Acquiring Series Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING SERIES

The obligations of the Acquiring Series to complete the transactions provided for herein shall be subject, at the Acquiring Series’ election, to the performance by the Acquired Series of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1	All representations and warranties of the Company and the Acquired Series contained in this Reorganization Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2	The Company and the Acquired Series shall have performed all of the covenants and complied with all of the provisions required by this Reorganization Plan to be performed or complied with by the Company or the Acquired Series on or before the Closing Date;

7.3	The Acquired Series and the Acquiring Series shall have agreed on the number of full and fractional Acquiring Series Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

7.4	The Acquired Series shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING SERIES AND THE ACQUIRED SERIES

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Series or the Acquiring Series, the other party to this Reorganization Plan shall, at its option, not be required to consummate the transactions contemplated by this Reorganization Plan:

8.1	The Reorganization Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of the Acquired Series in accordance with the provisions of the Company’s Articles of Incorporation, By-Laws, applicable Kansas law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Series. Notwithstanding anything herein to the contrary, neither the Acquiring Series nor the Acquired Series may waive the conditions set forth in this paragraph 8.1;

8.2	On the Closing Date, no action, suit or other proceeding shall Level one is formatted as Hidden Text to accommodate attorney’s request be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Reorganization Plan or the transactions contemplated herein;

8.3	All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Series or the Acquired Series to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Series or the Acquired Series, provided that either party hereto may for itself waive any of such conditions;

8.4	The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5	Dechert LLP shall deliver an opinion addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Reorganization Plan shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert LLP determines that the transaction contemplated by this Reorganization Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not waive the condition set forth in this paragraph 8.5.

9.	BROKERAGE FEES AND EXPENSES

9.1	The Acquiring Series represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2	The Acquired Series shall bear one-half of the expenses relating to the proposed Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Series’ prospectus and the Acquired Series’ proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders’ meeting. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

The representations, warranties and covenants contained in this Reorganization Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.	TERMINATION

This Reorganization Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization Plan inadvisable.

12.	AMENDMENTS

This Reorganization Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Company; provided, however, that following any meeting of the shareholders called by the Acquired Series pursuant to paragraph 5.2 of this Reorganization Plan, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Series Shares to be issued to the Acquired Series Shareholders under this Reorganization Plan to the detriment of such shareholders without their further approval.

13.	HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1	The Article and paragraph headings contained in this Reorganization Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Reorganization Plan.

13.2	This Reorganization Plan shall be governed by and construed in accordance with the laws of the State of Kansas without regard to its principles of conflicts of laws.

13.3	This Reorganization Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Reorganization Plan.

13.4	It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only property of such party. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Reorganization Plan to be approved on behalf of the Acquiring Series and the Acquired Series.

SBL FUND

By:	Name: Michael G. Odlum Title: President

Appendix B

Additional Information About Investment Techniques
and Associated Risks

Foreign Securities — Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. In addition, because many foreign securities exchanges close before the Series determine their net asset values, current market values of foreign securities my not be readily available which may require use of fair valuation techniques of attract potential market timers. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Series may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Series may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Acquiring Series.

Emerging Markets — The risks associated with foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller Companies — Small- or medium-sized companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies. In addition, due to thin trading, market quotations for these issuers’ securities may not be readily available, which may require use of fair valuation techniques and attract potential market timers.

Convertible Securities and Warrants — The Acquiring Series may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

Asset-Backed Securities — An underlying pool of assets, such as credit card receivables, automobile loans, or corporate loans or bonds back these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. The underlying assets (i.e. loans) are subject to prepayments, which can shorten the securities’ weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty.

Initial Public Offering — The Acquiring Series’ investment in securities offered through initial public offerings (IPOs) may have a magnified performance impact, either positive or negative, on the Series, particularly if it has a small asset base. There is no guarantee that as a Series’ assets grow, they will continue to experience substantially similar performance by investing in IPOs. A Series’ investments in IPOs may make it subject to more erratic price movements than the overall equity market.

High Yield Securities — Higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in lower-medium and low-quality bonds involves greater investment risk and is highly dependent on SMC’s or NTI’s credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly-traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. Due to thin trading or for other reasons, market quotations for high yield securities may not be readily available, which may require use of fair valuation techniques and attract potential market timers. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

Guaranteed Investment Contracts (“GICs”) — When investing in GICs, a Series makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A Series may invest only in GICs that have received the requisite ratings by one or more nationally recognized statistical ratings organizations. Because a Series may not receive the principal amount of a GIC from the insurance company on 7 days’ notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Futures and Options — The Acquiring Series may utilize futures contracts, options on futures and may purchase call and put options and write call and put options on a “covered” basis. A call option is “covered” if a Series owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are segregated by the Series’ custodian). Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. If a Series invests in non-dollar denominated foreign securities, it may also engage in forward foreign currency transactions. The instruments listed above may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies, to manage exposure to changes in interest rates, and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. The Series also may purchase, sell, or write call and put options on securities and financial indices. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Series’ total return, and the potential loss from the use of futures can exceed the Series’ initial investment in such contracts. The Series will segregate cash or liquid securities, enter into offsetting transactions, or otherwise cover any leverage that may be deemed to arise in connection with futures and options transactions, consistent with applicable regulatory guidance.

Swaps, Caps, Floors and Collars — Interest rate and/or index swaps, and the purchase or sale of related caps, floors and collars are used primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio’s duration (i.e. the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities a Series anticipates purchasing at a later date. To the extent a Series enters into these types of transactions, it will be done to hedge and not as a speculative investment, and the Series will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Series may be obligated to pay. Interest rate swaps involve the exchange by a Series with another party of their respective commitments to pay or receive interest on a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

When-Issued Securities and Forward Commitment Contracts — The price of “when issued”, “forward commitment” or “delayed delivery” securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Series purchases securities on this basis, there is a risk that the securities may not be delivered and that the Series may incur a loss. Each Series may purchase or sell securities on a when issued, forward commitment or delayed delivery basis.

Cash Reserves — Cash reserves maintained by the Acquiring Series may include domestic and foreign money market instruments as well as certificates of deposit, bank demand accounts and repurchase agreements. The Series may establish and maintain reserves as SMC or NTI believes advisable to facilitate the Series’ cash flow needs (e.g., redemptions, expenses and, purchases of portfolio securities) or for temporary, defensive purposes.

Borrowing — While the Acquiring Series has no present intention of borrowing for investment purposes, the Series may borrow up to one-third of total assets for purposes of investment. Borrowings may be collateralized with Series assets. To the extent that a Series purchases securities while it has outstanding borrowings, it may be deemed to be using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Series’ portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Securities Lending — For purposes of realizing additional income, the Acquiring Series may lend its portfolio securities to certain borrowers. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed to be of good standing and will not be made unless, in the judgment of SMC or NTI, the consideration to be earned from such loans would justify the risk.

Hard Asset Securities — Hard Asset Securities are equity securities of issuers which are directly or indirectly engaged to a significant extent in the exploration, development or distribution of one or more of the following: precious metals; ferrous and non-ferrous metals; gas, petroleum, petrochemical and/or other commodities (collectively, “Hard Assets”). The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Asset securities may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Asset companies may be subject to broad price fluctuations, reflecting the volatility of energy and basic materials prices and the possible instability of supply of various Hard Assets. In addition, some Hard Asset companies also may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazard associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset companies may also experience greater price fluctuations than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in times of falling Hard Asset prices, such securities may suffer a greater price decline.

Hybrid Instruments — Certain hybrid instruments (which are derivatives) can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conservation terms of a security could be related to the market price of some commodity, currency or securities index. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity and their use by a Series may not be successful.

Shares of Other Investment Vehicles — A Series’ investment in shares of other investment vehicles may not exceed immediately after purchase 10% of the Series’ total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment vehicles has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

Portfolio Turnover — Although the Series will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs.

Appendix C

Performance Update

Series H (Enhanced Index Series) 2005 Annual Commentary

To Our Shareholders:

The Enhanced Index Series posted a total return of 5.04% for the 12-month period ending December 31, 2005 versus 4.91% for its benchmark, the S&P 500 Index.

Though U.S. equity markets posted gains in 2005, there were a number of factors that contributed to the overall weak returns. The Fed raised interest rates eight times during the year, bringing the total to thirteen 25 base point increases since the tightening cycle began in June 2004. As of the end of 2005, the federal funds rate stood at 4.25%. As oil prices and the dollar strengthened, fresh inflation concerns and speculative demand drove gold prices to their highest level in nearly 25 years, rising 25% and peaking at $540.90 toward the end of December. In the third quarter of 2005, the impact of hurricanes Katrina and Rita in the U.S. pushed crude oil prices briefly above $71 before retreating during the fourth quarter and finishing the year at $61.

Fund Management Criteria

The Fund is managed using a proprietary quantitative stock selection model that assigns each company in the S&P 500 an expected return based upon multiple factors. These factors are based on four broad characteristics: Valuation (is the stock reasonably priced?), Momentum (Price and Earnings Momentum), Earnings (Earnings Quality and Stability) and Management Signals (signals given by management and insiders trading in company stock). Additionally, there are strict risk constraints that limit deviations from the benchmark with respect to individual stocks, sectors, industries, style and size.

Keys to the Fund’s Gain

Driving the Fund’s positive performance in 2005 were the portfolio’s exposures to companies with strong price momentum, high earnings yield, and positive earnings surprises — all factors that performed well across a broad number of sectors.

During 2005 the market rewarded moderately valued securities that displayed attractive growth characteristics, especially within the Energy and Utilities sectors. The Energy sector returned 31.3% for the year while the Utilities sector returned 16.8%. The Fund’s bottom up stock selection model and portfolio construction methodology are designed to ensure the portfolio will have exposures to all sectors, relying on stock selection within sectors to enhance returns relative to the benchmark. For example, within the Energy sector the model recommended overweight positions in Burlington Resources and Nabors Industries, both stocks with reasonable valuations, favorable earnings indicators and strong price momentum characteristics. These stocks returned 99.3% and 47.7% respectively, helped by sharply rising energy prices in the wake of the hurricanes and strong global demand.

Less favorable in the Energy sector was the model’s recommendation of underweight in Valero Energy, which was rated low because of rich valuations but that nevertheless appreciated in the strong energy markets, rising 128% during the year.

In 2006, we expect to see continued solid economic growth and constrained inflation, which will present an attractive backdrop for equities.

We express our gratitude to our shareholders for their confidence in the Fund and assure them that we will continue to apply our disciplined, quantitative approach while adhering to our strict risk control process.

Series H vs. S&P 500 Index

$10,000 Since Inception

This chart assumes a hypothetical $10,000 investment in Series H (Enhanced Index Series) on May 3, 1999 (date of inception) and reflects the fees and expenses of Series H. The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

Average Annual Returns

Periods Ended 12-31-05(1)	1 Year	5 Years	Since Inception (5-03-99)
Series H	5.04%	–0.24%	–0.05%

(1)	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company or First Security Benefit Life Insurance and Annuity Company of New York. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.
The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, which redeemed, may be worth more or less than their original cost.

Appendix D

As of the Record Date, the name, address, and share ownership of persons who owned beneficially 5% or more of the outstanding shares of the Acquired Series are set forth below:

Acquired Series

Shareholder and Address	Shares Owned	% Owned
Security Benefit Life Insurance Company	6,237,035.323	99.9%

Acquiring Series

Shareholder and Address	Shares Owned	% Owned
Security Benefit Life Insurance Company	4,041,248.038	99.9%

D-1